UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 4, 2023

EzFill Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-40809	83-4260623
(Commission File Number)	(IRS Employer Identification No.)

2999 NE 191st Street, Aventura, Florida 33180

(Address of Principal Executive Offices)

305-791-1169

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001	EZFL	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 4, 2023, EzFill Holdings, Inc. (the “Company” or “Borrower”) entered into a promissory note (the “Promissory Note”) with The Farkas Group, Inc. (the “Lender”). Michael Farkas is the beneficial owner of approximately 26% of the Company’s common stock and is the sole shareholder and President of the Lender.

The Promissory Note has a principal sum of $262,500 including original issue discount of $12,500 and matures on April 4, 2024 (the “Maturity Date”). The unpaid principal balance of the Promissory Note from time to time outstanding has a fixed rate of interest equal to 5% per annum for the first month and after the first month will begin to accrue interest on the entire balance at 13% per annum. All interest will accrue until the Maturity Date.

Unless the Promissory Note is otherwise accelerated, or extended in accordance with its terms and conditions, the entire outstanding principal balance of the Promissory Note plus all accrued interest shall be due and payable in full on the Maturity Date. Notwithstanding this, upon Borrower completing a capital raise (debt or equity) of at least $750,000 the entire outstanding principal and interest shall be immediately due and payable.

If Borrower pays the amount due under the Promissory Note prior to April 4, 2024, the interest for the entire term shall be immediately due and payable: if paid prior to May 4, 2023, this will be calculated at 5% interest, if paid after May 4, 2023 this will be calculated at 13% interest.

The foregoing description of the Promissory Note is qualified in its entirety by reference to such document, a copy of which is filed herewith as Exhibit 10.1, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Promissory Note between Farkas Group, Inc. and EzFill Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2023

EZFILL HOLDINGS, INC.

/s/ Michael McConnell
Michael McConnell
Chief Executive Officer